SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          December 18, 2002

                          Dynacore Holdings Corporation

                        (formerly Datapoint Corporation)

             (Exact name of registrant as specified in its charter)

   Delaware                           001-07636                   74-1605174
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

    9901 IH-10 West,  Suite 800, San Antonio, Texas               78230-2292
         (Address of principal executive offices)                 (Zip Code)
  Registrant's telephone number, including area code              210-558-2898





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Item 5.  Other Events.

Proposed Acquisition

Dynacore Holdings Corporation ("Dynacore") has entered into in a non-binding letter of intent (the "Letter of Intent") with AEI Environmental, Inc. (the "Seller") dated as of December 18, 2002 which sets forth the terms of a proposed acquisition (the "Acquisition") by Dynacore of all the limited liability interests (collectively, the "Interests") in both CS Livestock Commissions Co., LLC and CS Auction Production Co. LLC (collectively, the "Acquired Company"). The Acquired Company is headquartered in Hinsdale, Illinois and provides business services to producers of beef and dairy cattle.

The Letter of Intent provides that the purchase price to be paid for the Interests will consist of:

         (a) The number of shares of Dynacore's Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") having the principal terms described in (i) through (iv) below having an aggregate redemption value of $13,230,000; and

         (b) The number of shares of Dynacore's common stock, par value $.01 per share (the "Common Stock") equal to forty-nine percent (49%) of the outstanding shares of Common Stock, on a fully-diluted basis, immediately prior to the Closing.

The Seller will not be entitled to receive any of the beneficial interests in the Dynacore Patent Litigation Trust which will be distributed to Dynacore's shareholders, as described below in the section entitled "Dividend Declared."

Upon the closing of the Acquisition, Dynacore will issue to the holders of record of Common Stock immediately prior to the closing:

         (a) The number of shares of the Buyer's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") having an aggregate redemption value of $2,500,000; and

         (b) The number of shares of the Series B Preferred Stock having an aggregate redemption value of $11,270,000.

         The rights and preference of the Series B Preferred Stock, which will have a par value of $.001 per share and will be convertible into shares of Common Stock at an initial conversion rate of $1.38 per share of Common Stock, subject to adjustment in certain circumstances, will be as follows:

         (i) Dividends will accrue and be cumulative from the date of issuance in an amount per annum equal to 6.5% per share and will be payable semi-annually, when, as and if declared by Dynacore's Board of Directors out of funds legally available therefor. Dividends will be payable in cash, shares of Series B Preferred Stock (valued at $10 per share) or shares of Common Stock (valued, (x) if there is a market for the Common Stock, at the average price of a share of Common Stock during the last thirty (30) days of trading, or (y) if there is not a market for the Common Stock, at $1.38 per share), or any combination thereof.

         (ii) Each share of Series B Preferred Stock will be convertible at any time at the option of either the holder thereof or Dynacore into 7.25 shares of Common Stock.

         (iii) At any time after the earlier of (x) a merger or consolidation effecting the sale of all or substantially all of Dynacore's assets or a sale of more than fifty percent (50%) of Dynacore's outstanding voting securities, or
(y) the realization by Dynacore of aggregate net proceeds in excess of $10,000,000 in connection with the sale of Common Stock pursuant to a public offering registered under the Securities Act of 1933, as amended (a "Qualified Public Offering"), the Series B Preferred Stock will automatically be redeemable by Dynacore, in whole or in part, for cash in an amount equal to the liquidation preference of $10 per share, plus accrued and unpaid dividends as of the redemption date; provided, however, that (A) the redemption of the Series B Preferred Stock will be subject to the rights and preferences of the Series A Preferred Stock, and (B) not more than forty percent (40%) of the net offering proceeds of the Qualified Public Offering will be applied to the redemption of the Series B Preferred Stock.

         (iv) Both the Series B Preferred Stock and the Common Stock to be issued to the Seller will have "piggy-back" registration rights upon terms and conditions mutually agreeable to the parties.

After the Closing, Dynacore and the Seller will each designate four nominees to serve on Dynacore's board of directors. The Acquired Company's current executives will continue to serve in their respective positions and will each have an employment agreement with Dynacore, upon terms to be established.

The consummation of the Acquisition is subject to several conditions, including, without limitation, completion of due diligence by both Dynacore and the Seller, the execution of definitive agreements and the receipt of any necessary shareholder and board of directors or other governing body consents. There can be no assurance that these conditions will be fulfilled or that the Acquisition will be consummated on this terms.


Dividend Declared

On December 18, 2002, the Board of Directors of Dynacore approved a dividend payable to its stockholders of record on December 20, 2002. The dividend will be payable on January 3, 2003 in units of beneficial interest in the Dynacore Patent Litigation Trust (the "Trust") on a 1:.44569 basis (with all fractional interests eliminated). The Dynacore owns approximately 44.5% of the outstanding beneficial interests.

Recently the Trust filed a registration statement with the Securities and Exchange Commission in order to facilitate public trading of the beneficial interests.

Forward-Looking Statements

Except for the historical information contained in this report, the matters discussed above or elsewhere in this report may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Dynacore makes such forward-looking statements under the provisions of the "safe harbor" section of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Dynacore's views and assumptions, based on information currently available to management. Although Dynacore believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, the consummation of the acquisition described above. Should this or any other risks or uncertainties materialize or develop in a manner adverse to Dynacore actual events may vary materially from those anticipated, estimated or expected.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

99.1 Letter of Intent between Dynacore Holdings Corporation and AEI Environmental, Inc. dated as of December 18, 2002





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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Dynacore Holdings Corporation
                                                     (Registrant)
Date:  December 18, 2002

                                           By:  /s/ Phillip P. Krumb
                                               ------------------------------
                                                    Phillip P. Krumb
                                                  Chief Financial Officer


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                                  Exhibit 99.1
                             AEI ENVIRONMENTAL, INC.
                               710 North York Road
                            Hinsdale, Illinois 60521



December 18, 2002


 PERSONAL & CONFIDENTIAL

Mr. Asher B. Edelman Dynacore Holdings Corporation 717 Fifth Avenue New York, New York 10022

     Re:  CS Livestock Commissions Co., LLC and CS Auction Production Co. LLC

Dear Mr. Edelman:

         The purpose of this Letter of Intent is to set forth our mutual understandings concerning the proposed acquisition of the limited liability company interests of both CS Livestock Commissions Co., LLC and CS Auction Production Co. LLC (collectively, the "Company") by Dynacore Holdings Corporation (the "Buyer").

1. The Company. The Company is headquartered in Hinsdale, Illinois and is wholly owned by AEI Environmental, Inc. (the "Seller"). The Company provides business services to producers of beef and dairy cattle.

2. Acquisition of Interests. The Buyer proposes to acquire the Interests, free and clear of all liens, claims and encumbrances (the "Acquisition"). The parties anticipate that the closing of the Acquisition (the "Closing") shall occur on or before January 30, 2003.

3. Purchase Price. The purchase price to be paid by the Buyer to the Seller for the Interests shall consist of:

         (a) The number of shares of the Buyer's Series B Convertible Redeemable Preferred Stock (the "Series B Preferred Stock") having the principal terms described in Section 5 below having an aggregate redemption value of $13,230,000; and

         (b) The number of shares of the Buyer's common stock, par value $.01 per share (the "Common Stock") equal to forty-nine percent (49%) of the outstanding shares of Common Stock, on a fully-diluted basis, immediately prior to the Closing.

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[677467-2]4





[677467-2]


         It is expressly understood and agreed that, in the event the Buyer declares a dividend on its Common Stock consisting of units of beneficial interest in the Dynacore Patent Litigation Trust, such dividend shall be payable only to the Buyer's stockholders of record immediately prior to the Closing, even if such dividend is declared subsequent to the Closing, and that the Seller's acquisition of Common Stock in partial consideration for the Acquisition shall in no event entitle the Seller to any such units.

4. Simultaneous Issuance. It is expressly understood and agreed that, upon the Closing, the Buyer shall issue to the holders of record of Common Stock immediately prior to the Closing:

         (a) The number of shares of the Buyer's Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") having an aggregate redemption value of $2,500,000; and

         (b) The number of shares of the Series B Preferred Stock having an aggregate redemption value of $11,270,000.

5.       Rights and Preferences of the Series B Preferred Stock.

         (a) The Series B Preferred Stock shall have a par value of $.001 per share and shall be convertible into shares of Common Stock at an initial conversion rate of $1.38 per share of Common Stock, subject to adjustment in certain circumstances.

         (b) Dividends shall accrue and be cumulative from the date of issuance in an amount per annum equal to 6.5% per share and shall be payable semi-annually, when, as and if declared by the Buyer's Board of Directors out of funds legally available therefor. Dividends shall be payable in cash, shares of Series B Preferred Stock (valued at $10 per share) or shares of Common Stock (valued, (i) if there is a market for the Common Stock, at the average price of a share of Common Stock during the last thirty (30) days of trading, or (ii) if there is not a market for the Common Stock, at $1.38 per share), or any combination thereof. The parties expect that for the foreseeable future all dividends shall be paid either in shares of Common Stock or shares of Series B Preferred Stock, or any combination thereof.

         (c) Each share of Series B Preferred Stock shall be convertible at any time at the option of either the holder thereof or the Buyer into 7.25 shares of Common Stock.

         (d) At any time after the earlier of (i) a merger or consolidation effecting the sale of all or substantially all of the Buyer's assets or a sale of more than fifty percent (50%) of the Buyer's outstanding voting securities, or (ii) the Buyer's realization of aggregate net proceeds in excess of $10,000,000 in connection with the sale of Common Stock pursuant to a public offering registered under the Securities Act of 1933, as amended (a "Qualified Public Offering"), the Series B Preferred Stock shall automatically be redeemable by the Buyer, in whole or in part, for cash in an amount equal to the liquidation preference of $10 per share, plus accrued and unpaid dividends as of the redemption date; provided, however, that (x) the redemption of the Series B Preferred Stock shall be subject to the rights and preferences of the Series A Preferred Stock, and (y) not more than forty percent (40%) of the net offering proceeds of the Qualified Public Offering shall be applied to the redemption of the Series B Preferred Stock.

6. Registration Rights. The Series B Preferred Stock and the Common Stock to be issued to the Seller in connection with the Acquisition shall have "piggy-back" registration rights upon terms and conditions mutually agreeable to the parties.

7. Board of Director Representation. Upon the Closing, the Buyer and the Seller shall each designate four (4) persons as nominees to serve on the board of directors of the Company.

8. Retention of Executive Management and Employees. After the Closing, the Company's current executives shall continue to serve in their respective positions and will each have an employment agreement with the Company, upon terms to be established, and the parties shall determine which other individuals, if any, shall be offered employment agreements.

9. Assumptions/Due Diligence. The Seller agrees that, prior to the Closing, it will operate the Company in the normal course of business and shall manage it so as to preserve its financial and operating position without material change, including its present operations, physical facilities, working conditions, and relationships with lessors, suppliers, customers and employees. Additionally, each party agrees that, for a period commencing on the date of this Letter of Intent and ending on January 30, 2003 (the "Due Diligence Period"), it will afford to the other party and its representatives full access to all premises, properties, personnel, books, records, (including tax records), contracts, and documents of or pertaining to such party and its business.

10. Exclusivity Period. The parties agree that, during the Due Diligence Period, they and their representatives will negotiate exclusively with one another with respect to any transactions relating to any purchase and sale of the kind described in this Letter of Intent and that they shall not offer to engage in any such negotiations or entertain any offers for or enter into any agreement with respect thereto. It is expressly understood and agreed that, notwithstanding the foregoing, the Buyer may enter into negotiations for and enter into any transaction that would not impair either its cash or equity position as of the date of this Letter of Intent.

11. Definitive Documentation. During the Due Diligence Period, the parties shall use their commercially reasonable best efforts to negotiate and execute a definitive agreement in form and substance satisfactory to them and their respective attorneys (the "Agreement"). The Agreement will contain such representations and warranties, covenants, terms and conditions as are customary and appropriate for a transaction of this type, including, without limitation, the parties' obligations to close being conditioned on receiving any shareholder and board of directors or other governing body consents, and the completion of due diligence. Closing of the Acquisition shall be subject to the execution and delivery of the Agreement.

         It is expressly understood and agreed that that the Closing of the Acquisition is conditioned upon the Acquisition not causing a negative impact on the Buyer's net operating loss (NOL) carry-forward and that the determination of whether the Acquisition is structured so as to avoid such an impact shall be made by the Buyer in its sole and absolute discretion. Such condition is in addition to, not in limitation of, of any other provision of this Letter of Intent.

12. Confidentiality. The parties shall at all times maintain the confidentiality of all confidential and/or proprietary information belonging to the other and shall not disclose such information or use it for any purpose than its evaluation of the proposed Acquisition without the prior consent of the other or as otherwise required by law. Notwithstanding the foregoing, the Buyer may disclose such information to its professional advisors in the course of negotiating the terms of the Agreement and the Seller, by its execution of this Letter of Intent, hereby consents to such disclosure.

13. Expenses. Each party shall be responsible for their respective legal, due diligence, accounting and or financing fees and/or expenses incurred in connection with the Acquisition.

14. Amendments and Assignment. This Letter of Intent may not be amended except by an agreement in writing signed by the parties. This Letter of Intent of consent may not be assigned by either party without the prior written consent of the other party.

15. Governing Law. This Letter of Intent shall be governed by, and construed in accordance with, the laws of the State of New York.

16. Binding Provisions. For the avoidance of doubt, this Letter of Intent and any subsequent communications between the parties (other than the execution and delivery of the Agreement) are not intended to be binding or otherwise constitute any legally binding commitment on either of the parties in connection with the proposed Acquisition except as set forth in Sections 9 through 16 hereof which provisions shall constitute the legally binding and enforceable obligations of the parties hereto.

         If you agree to the foregoing, please so signify by executing and dating the enclosed copy of this Letter of Intent in the space provided and delivering it to us. The date of your counter-signature shall constitute the date of this Letter of Intent for all purposes.

                                                  Very truly yours,

                                                  AEI Environmental, Inc.




                                                  By:   /s/ David W. Pequet
                                                            David W. Pequet
                                                              Director

AGREED TO AND ACCEPTED;
On this 18th day of December 2002

Dynacore Holdings Corporation


By:  /s/ Asher B. Edelman
        Asher B. Edelman
        Chief Executive Officer